Convertible Notes	12 Months Ended
Mar. 31, 2013
Convertible Notes
Convertible Notes

Note 9—Convertible Notes

As of March 31, 2013 and 2012, the Company had no outstanding convertible notes.  While no convertible notes were outstanding at these dates, the Company has issued the following convertible notes in the past, all of which have since been converted into common stock:

In connection with the reverse merger completed on February 11, 2011, $1.0 million of the Company’s then outstanding convertible notes, which were issued in 2010, converted into 7,171 shares of our common stock.

Between January and September 2011 the Company issued various secured convertible notes.  On November 22, 2011, these convertible notes and their associated interest were converted into common stock. The following notes were outstanding prior to their conversion on November 22, 2011:

Secured Convertible Notes
$2.0 million face value secured convertible note due January 24, 2012
$0.5 million face value secured convertible note due January 24, 2012
$2.5 million face value secured convertible note due April 24, 2012
$1.5 million face value secured convertible note due August 3, 2012
$1.5 million face value secured convertible note due September 18, 2012

Accounting for the Secured Convertible Notes

We evaluated the terms and conditions of the secured convertible notes upon their issuance and while they remained outstanding. Because the economic characteristics and risks of the equity-linked conversion options were not clearly and closely related to a debt-type host, the conversion features required classification and measurement as derivative financial instruments. The other embedded derivative features (down-round protection features, automatic conversion provisions and make whole provisions) were also not considered clearly and closely related to the host debt instruments. These features individually were not afforded the exemption normally available to derivatives indexed to a company’s own stock. Accordingly, our evaluation resulted in the conclusion that these compound derivative financial instruments required bifurcation and liability classification, at fair value. These compound derivative financial instruments consisted of (i) the embedded conversion features and the (ii) down-round protection features.

Accounting for the Convertible Note Warrants

Based on the terms and conditions of the convertible notes, we concluded the associated warrants did not meet the criteria for equity classification. Accordingly, our analysis resulted in the conclusion that these warrants required classification as liabilities, measured at fair value both at inception and subsequently.

The following table reports the allocation of the proceeds from the convertible notes on the financing dates:

Secured Convertible Notes	Merkin Note $2.0 million Face Value	COR Note $0.5 million Face Value	Hexagon Note $2.5 million Face Value	Avalon Note $1.5 million Face Value	Second Hexagon Note $1.5 million Face Value
	(thousands)	(thousands)	(thousands)	(thousands)	(thousands)
Proceeds	$(2,000)	$(500)	$(2,500)	$(1,500)	$(1,500)
Compound embedded derivative	10,068	333	460	708	432
Warrant derivative liability	—	—	3,954	5,147	2,135
Day-one derivative loss	(8,068)	—	(1,914)	(4,355)	(1,067)
Carrying value	$—	$(167)	$—	$—	$—

The carrying value of the secured convertible notes at March 31, 2013 and 2012 was nil and nil, respectively.

Discounts (premiums) on the convertible notes stemmed from (i) the allocation of basis to other instruments issued in the transaction, (ii) fees paid directly to the creditor and (iii) initial recognition at fair value, which were lower than face value. Discounts (premiums) were amortized through charges (credits) to interest expense over the term of the debt agreement. Amortization of debt discounts amounted to $1.6 million during the period from August 5, 2010 (Inception) to March 31, 2013, $1.5 million for the year ended March 31, 2012 and nil for the year ended March 31, 2013.